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                     AMENDMENT TO STOCK PURCHASE AGREEMENT
                     -------------------------------------

     Reference is hereby made to that certain Stock Purchase Agreement (the "Purchase Agreement"), dated as of November 20, 2001, by and among Artesyn Solutions, Inc. (the "Company"), Artesyn North America, Inc. ("Seller") and Solectron Global Services, Inc. ("Buyer"). All capitalized terms not otherwise defined herein shall have the definitions contained in the Purchase Agreement.

     In connection with the Closing of the transactions contemplated by the Purchase Agreement, the Company, Seller and Buyer hereby agree to amend the Purchase Agreement as follows:

     1. The following definitions set forth in Section 1.1 of the Purchase Agreement are hereby deleted:

          "Accountant Arbitrator"
          "Closing Date Working Capital"
          "Estimated Closing Balance Sheet"
          "Final Closing Balance Sheet"

     2. Section 3.1 hereof is hereby amended in it entirety and replaced with the following text:

          "3.1.   Amount of Purchase Price.  The aggregate purchase price for
                  ------------------------
          the Stock shall be $33,500,000 plus the working capital and equipment payment set forth in Section 3.4 hereof (the "Purchase Price")."

     3. Section 3.2 of the Purchase Agreement is hereby amended by replacing the first sentence thereof with the following text:

          "At Closing, Buyer shall pay to Seller the Purchase Price less the Escrow Amount for the Stock (the "Closing Payment")."

     4. The reference to the Escrow Amount of $3,450,000 in Section 3.3 of the Purchase Agreement is hereby amended to the amount of $2,050,000.

     5. Section 3.4 of the Purchase Agreement is hereby amended in its entirety and replaced with the following text:

          "3.4.   Working Capital and Equipment Payment.  At Closing Buyer
                  -------------------------------------
          shall pay to Seller a working capital and equipment payment of $2,885,634.29."

     This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     The Purchase Agreement, as amended hereby, remains in full force and effect.

     This Amendment to Stock Purchase Agreement is agreed and accepted by the parties below as of December 5, 2001.



ARTESYN NORTH AMERICA, INC.

By: ______________________
Name:  Richard J. Thompson
Title:  Vice President, Chief Financial
        Officer and Secretary


ARTESYN SOLUTIONS, INC.

By: ______________________
Name:  Richard J. Thompson
Title:  Vice President


SOLECTRON GLOBAL SERVICES, INC.

By: ______________________
Name:
Title:

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